Exhibit 10(a)68
                             FIRST AMENDMENT TO THE
                                  PENSION PLAN
                                FOR EMPLOYEES OF
                              ALABAMA POWER COMPANY

         WHEREAS, the Board of Directors of Alabama Power Company (the "Company") heretofore adopted the amendment and restatement of the Pension Plan for Employees of Alabama Power Company (the "Plan") effective January 1, 1989 in order to comply with the Internal Revenue Code of 1986, as amended, (the "Code") and to make other technical and clarifying changes; and

         WHEREAS, the Company wishes to amend the Plan to comply with certain additional requirements imposed by the Internal Revenue Service and to make certain other technical and miscellaneous corrections; and

         WHEREAS, the Company is authorized pursuant to section 13.1 of the Plan to amend the Plan at any time.

         NOW, THEREFORE, effective January 1, 1989, unless otherwise indicated, the Company hereby amends the Plan as follows:

                                       I.

         Section 1.14(b) should be deleted in its entirety and replaced by the following:

                           (b) Notwithstanding the above, "Earnings" with
                  respect to any commissioned salesperson means the salary or wages of an Employee of the Employer or employee of any Affiliated Employer within any Plan Year, without including overtime, and before deductions for taxes, Social Security, etc. but applying those adjustments identified in paragraphs
                  (a)(2), (3) and (4) above. In addition, "Earnings" for any Employee who is a regular part-time employee means with regard to paragraph (a)(1) above the highest annual rate of salary or wages based on a forty (40) hour work week.

                                       II.

         Section 1.35 should be amended by deleting the first paragraph in its entirety and replacing it with the following:

                  1.35 "Social Security Offset" shall mean an amount equal to one-half (1/2) of the amount, if any, of the Federal primary Social Security benefit (primary old age insurance benefit) to which it is estimated that an Employee will become entitled in accordance with the Social Security Act in force as provided in subparagraphs (a) through (e) below which shall exceed $168 per month on and after January 1, 1989, and $250 per month, on and after January 1, 1991, multiplied by a fraction not greater than one, the numerator of which shall be the Employee's total Accredited Service, and the denominator of which shall be such total Accredited Service plus the Accredited Service the Employee could have accumulated if he had continued his employment from the date he terminates service with his Employer or any Affiliated Employer until his Normal Retirement Date. For purposes of determining the estimated Federal primary Social Security benefit used in the Social Security Offset, an Employee shall be deemed to be entitled to receive Federal primary Social Security benefits after retirement or death, if earlier, regardless of the fact that he may have disqualified himself to receive payment thereof. In addition to the foregoing, the calculation of the Social Security benefit shall be based on the salary history of the Employee as provided in Section 5.4(b) and shall be determined pursuant to the following, as applicable:

                                      III.

         Section 2.6 should be deleted in its entirety and replaced by the following:

                  2.6 Exclusion of certain categories of employees. Notwithstanding any other provision of this Article II, leased employees shall not be eligible to participate in the Plan. In addition, temporary employees, except Employees as defined in
                  Section 1.17 participating in the Plan prior to July 1, 1991, shall not be eligible to participate in the Plan. Thirdly, any person who is employed by Electric City Merchandise Company, Inc. on or after May 1, 1988, or who is employed by Savannah Electric and Power Company on or after March 3, 1988, shall not be entitled to accrue Retirement Income under the Plan while employed at such companies. Lastly, any person who is a member of the United Mine Workers at the date of his employment, or on October 1, 1948, or thereafter becomes a member of said union or any other mine workers union having a retirement or similar fund, shall on the date of his employment or on October 1, 1948 or the date of his becoming a member, whichever is later, be deemed for purposes of the Plan to have terminated his employment with the Employer on such date and shall not be eligible to participate in the Plan; provided that any such person shall again become an employee eligible to participate in the Plan upon termination of his membership in such union subject to inclusion in the Plan as a new employee.

                                       IV.

         Section 4.2(a) should be deleted in its entirety and replaced by the following:

                  4.2      Accredited Service.

                  (a) Each Employee meeting the requirements of Article II shall, in addition to any Accredited Service to which he may be entitled in accordance with Section 4.1, be credited with Accredited Service as set forth in (b) below. Any such Employee who is on authorized leave of absence with regular pay shall be credited with Accredited Service during the period of such absence. Any such Employee who is a "participant in the Plan" within the meaning of that term as defined in paragraph (a) of Section 5.12 shall be credited with Accredited Service during all or such portion of the period of his absence to serve in the Armed Forces of the United States as may be recognized under paragraph (b) of
                  Section 5.12. Employees on authorized leave of absence without regular pay, other than Employees deemed to accrue Hours of Service under Section 4.4, and persons in the Armed Forces who are not "participants in the Plan" within the meaning of that term as defined in paragraph (a) of section 5.12 shall not be credited with Accredited Service for the period of such absence.

                  An Employee who is on an approved leave of absence from the Employer to serve as Business Manager or Assistant Business Manger for System Council U-19, and who makes timely written election to participate in the Plan during such leave of absence, shall be credited with Accredited Service for the period (or portion of the period) after January 1, 1989 covered by such timely written election. For the purpose of determining the Earnings of such Employee during the period (or portion of the period) after January 1, 1989, of such leave of absence, he shall be deemed to have received Earnings at the rate of Earnings he would have been eligible to receive had he remained in the employ of the Employer.

                                       V.

         Effective September 1, 1996, Section 5.4(a) should be deleted in its entirety.

                                       VI.

         Effective September 1, 1996, Section 5.4(b) should be deleted in its entirety and a new Section 5.4 should be inserted as follows:

                  5.4 Calculation of Social Security Offset. For purposes of determining the Social Security Offset in calculating an Employee's Retirement Income under the Plan, the Social Security Offset shall be determined by using the actual salary history of the Employee during his employment with the Employer or any Affiliated Employer, provided that in the event that the Retirement Board is unable to secure such actual salary history within 90 days (or such longer period as may be prescribed by the Retirement Board) following the later of the date of the Employee's separation from service (by retirement or otherwise) and the time when the Employee is notified of the Retirement Income to which he is entitled, the salary history shall be determined in the following manner:

                                    (1) The salary history shall be estimated by
                           applying a salary scale, projected backwards, to the Employee's compensation from the Employer for W-2 purposes for the first Plan Year following the most recent Plan Year for which the salary history is estimated. The salary scale shall be a level percentage per year equal to six percent (6%) per annum.

                                    (2) The Plan shall give clear written notice
                           to each Employee of the Employee's right to supply the actual salary history and of the financial consequences of failing to supply such history. Such notice shall state that the actual salary history is available from the Social Security Administration.

                           For purposes of determining the Social Security
                  Offset in calculating the Retirement Income of an Employee entitled to receive a public pension based on his employment with a Federal, state, or local government agency, no reduction in such Employee's Social Security benefit resulting from the receipt of a public pension shall be recognized.

                                      VII.

         Effective September 1, 1996, Section 5.4(c) should be deleted in its entirety.

                                      VIII.

         Section 5.9(a) should be deleted in its entirety and replaced by the following:

                  5.9      Required distributions.

                           (a) Once a written claim for benefits is filed with
                  the Retirement Board, payment of benefits to the Employee shall begin not later than sixty (60) days after the last day of the Plan Year in which the latest of the following events occurs:

                         (1) the Employee's Normal Retirement Date;

                         (2) the tenth (10th) anniversary of the date the Employee commenced participation in the Plan; or

                         (3) the  Employee's  separation  from  service from the
                    Employer or any Affiliated Employer.

                                       IX.

         Section 5.9(d) should be deleted in its entirety and replaced by the following:

                  (d)      Distribution upon death of Employee

                           (1) Death after commencement of benefits

                           If the Employee dies before his entire nonforfeitable
                  interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected by the Employee as set forth in the provisions of Article VII.

                           (2) Death prior to commencement of benefits

                           If the Employee dies before the distribution of his
                  nonforfeitable interest has begun, the entire interest, subject to the provisions of Article VII, shall be distributed monthly to his Provisional Payee, if any, over such Provisional Payee's remaining lifetime.

                                       X.

         Effective January 1, 1996, Section 10.7 should be deleted in its entirety and replaced by the following:

                  10.7 Accounts and tables. The Retirement Board shall maintain accounts showing the fiscal transactions of the Plan, and shall keep in convenient form such data as may be necessary for actuarial valuations with respect to the operation and administration of the Plan. The Retirement Board shall annually report to the Board of Directors and provide a reasonable summary of the financial condition of the Trust and the operation of the Plan for the past year, and any further information which the Board of Directors may require.

                           The Retirement Board may, with the advice of an
                  enrolled actuary, adopt from time to time mortality and other tables as it may deem necessary or appropriate for use in calculating benefits under the Plan.

                                       XI.

         Section 10.9 should be deleted in its entirety and replaced by the following:

                  10.9 Areas in which the Retirement Board does not have responsibility. The Retirement Board shall not have responsibility which respect to control or management of the assets of the Plan. The Trustee or an insurance company, if funds of the Plan shall be held by an insurance company, shall have the sole responsibility for the administration of the assets of the Plan as provided in the Trust Agreement or contract with an insurance company, except to the extent that an "Investment Manager," as that term is defined in ERISA, appointed by the Board of Directors shall have responsibility for the management of the assets of the Plan, or some part thereof, including the power to acquire and dispose of the assets of the Plan, or some part thereof.

                           The responsibility for providing a procedure for
                  establishing and carrying out a funding policy and method for the Plan consistent with the objectives of the Plan and the requirements of Title I of ERISA shall be that of the Board of Directors or such committee, whether or not comprised of members of the Board of Directors, as the Board of Directors may from time to time designate and shall not be the responsibility of the Retirement Board.

                           Effective July 23, 1993, the Pension Fund Investment
                  Review Committee of The Southern Company System shall recommend for approval by the Board of Directors of Southern Company Services, Inc. any Investment Manager that shall have responsibility with respect to management of any Plan assets. In addition, the Pension Fund Investment Review Committee shall assume all responsibility for providing a procedure for establishing and carrying out a funding policy and method for the Plan consistent with the objectives of the Plan and the requirements of Title I of ERISA.

                                      XII.

         Article XV should be deleted in its entirety and replaced by the following:

                                   ARTICLE XV

                        Post-retirement Medical Benefits

                  15.1 Definitions. The following words and phraseology as used herein shall have the following meanings unless a different meaning is plainly required by the context:

                  (a) "Pensioned Employee" means a former Employee of the Employer (1) who is eligible to receive Retirement Income after the attainment of his Normal or Deferred Retirement Date, as applicable, pursuant to the terms of the Plan, (2) who was insured under the Employer's program of medical insurance benefits on the last day worked prior to retirement, (3) who is not insured under any group insurance plan providing hospitalization and medical coverage to which the Employer contributes, (4) who resides in the United States,and (5) who has become eligible for Medicare and, if the Pensioned Employee's retirement occurred before attainment of Medicare eligibility, the premiums for hospitalization and medical coverage were being deducted from his Retirement Income continuously until his eligibility for Medicare. A "Pensioned Employee" shall not include a Key Employee, as defined in Section Error! Reference source not found.(g), or effective January 1, 1991, any Pensioned Employee of an Employer that has adopted the Plan pursuant to Section Error! Reference source not found. hereof but does not provide medical benefits to its Pensioned Employees.

                  (b) "Spouse " means the Pensioned Employee's spouse (1) who is not legally separated from the Pensioned Employee, (2) who was insured under the Employer's program of medical insurance benefits on the last day prior to the Pensioned Employee's retirement, (3) who resides in the United States, (4) who is not insured under any group insurance plan providing hospitalization and medical coverage to which the Employer contributes, (5) who meets the eligibility requirements of the Medicare program, (6) who has become eligible for Medicare and, if the Pensioned Employee's retirement occurred before his Spouse became eligible for Medicare, premiums for hospitalization and medical coverage for both the Pensioned Employee and his Spouse were being deducted from his Retirement Income continuously until his Spouse became eligible for Medicare, and (7) in the case of a surviving spouse of a deceased Pensioned Employee, who was insured as a Spouse at the time of the Pensioned Employee's death.

                  (c) "Covered Individual" means a Pensioned Employee or Spouse of a Pensioned Employee who is eligible to receive medical benefits under Article XV.

                  (d) "Qualified Transfer" means a transfer of Excess Pension Assets of the Plan to a Health Benefits Account after December 31, 1990, but before December 31, 2000, which satisfies the requirements set forth in paragraphs (1) through (6) below.

                           (1) (A) Except as provided in Section 15.1(d)(1)(B)
                  below, no more than 1 transfer per Plan Year may be treated as a Qualified Transfer.

                                    (B) Subject to the provisions of Sections
                           15.1(d)(3), (4) and (5) below, a transfer shall be treated as a Qualified Transfer if such transfer

                                            (i) is made after the close of the
                                    Plan Year preceding the Employer's first
                                    Plan Year beginning after December 31, 1990, and before the earlier of (I) the due date (including extensions) for the filing of the Employer's corporate tax return for such preceding Plan Year, or (II) the date such return is filed, and

                                            (ii) does not exceed the
                                    expenditures of the Employer for Qualified
                                    Current Retiree Health Liabilities for such preceding Plan Year.

                                            (iii) The reduction described in the
                                    second paragraph of Section 15.1(d)(6)(G) shall not apply to a transfer described in
                                    Section 15.1(d)(1)(A) above.

                  (2) The amount of Excess Pension Assets which may be transferred in a Qualified Transfer shall not exceed a reasonable estimate of the amount the Employer will pay (directly or through reimbursement) out of the Health Benefits Accounts for Qualified Current Retiree Health Liabilities during the Plan Year of the transfer.

                  (3) (A) Any assets transferred to a Health Benefits Account in a Qualified Transfer (and any income allocated thereto) shall only be used to pay Qualified Current Retiree Health Liabilities (whether directly or through reimbursement).

                           (B) Any assets transferred to a Health Benefits
                  Account in a Qualified Transfer (and any income allocable thereto) which are not used as provided in Section 15.1(d)(3)(A) above shall be transferred from the Health Benefits Account back to the Plan.

                           (C) For purposes of this Section 15.1(d)(3), any
                  amount transferred from a Health Benefits Account shall be treated as paid first out of the assets and income described in Section 15.1(d)(3)(A) above.

                  (4) (A) The Accrued Retirement Income of any Pensioned Employee or Spouse under the Plan shall become nonforfeitable in the same manner which would be required if the Plan had terminated immediately before the Qualified Transfer (or in the case of a Pensioned Employee who terminated service during the 1-year period ending on the date of the Qualified Transfer, immediately before such termination).

                           (B) In the case of a Qualified Transfer described in
                  Section 15.1(d)(1)(B), the requirements of this Section 15.1(d)(4) are met with respect to any Pensioned Employee who terminated service during the Plan Year to which such Qualified Transfer relates by recomputing such Pensioned Employee's benefits as if Section 15.1(d)(4)(A) above had applied immediately before such termination.

                  (5) Effective for Qualified Transfers occurring on or before December 8, 1994, the Applicable Employer Cost for each Plan Year during the Cost Maintenance Period shall not be less than the higher of the Applicable Employer Cost for each of the two Plan Years immediately preceding the Plan Year of the Qualified Transfer. Effective for Qualified Transfers occurring after December 8, 1994, the medical benefits plan set forth in Exhibit A shall provide that the Applicable Health Benefits provided by the Employer during each Plan Year during the Benefit Maintenance Period shall be substantially the same as the Applicable Health Benefits provided by the Employer during the Plan Year immediately preceding the Plan Year of the Qualified Transfer. Notwithstanding any other provision to the contrary in this Section 15.1(d)(5), the Employer may elect at any time during the Plan Year to have this Section 15.1(d)(5) applied separately with respect to Pensioned Employees eligible for benefits under Title XVIII of the Social Security Act and with respect to Pensioned Employees which are not so eligible.

                  (6) For purposes of this Section 15.1(d), the following words and phraseology shall have the following meanings unless a different meaning is plainly required by the context:

                         (A) "Applicable  Employer Cost" means,  with respect to
                    any Plan Year, the amount determined by dividing

                                    (i) the Qualified Current Retiree Health
                           Liabilities of the Employer for such Plan Year determined (I) without regard to any reduction under
                           Section 15.1(d)(6)(G), and (II) in the case of a Plan Year in which there was no Qualified Transfer in the same manner as if there had been such a transfer at the end of the Plan Year, by

                                    (ii) the number of individuals to whom
                           coverage for Applicable Health Benefits was provided during such Plan Year.


                           (B) "Applicable Health Benefits" means health
                  benefits or coverage which are provided to Pensioned Employees who immediately before the Qualified Transfer are eligible to receive such benefits and their Spouses.

                           (C) "Benefit Maintenance Period" means the period of
                  five (5) Plan Years beginning with the Plan Year in which the Qualified Transfers occurs.

                           (D) "Cost Maintenance Period" means the period of
                  five (5) Plan Years beginning with the taxable year in which the Qualified Transfer occurs. If a Plan Year is in two (2) or more overlapping Cost Maintenance periods, this Section 15.1(d)(6)(D) shall be applied by taking into account the highest Applicable Employer Cost required to be provided under
                  Section 15.1(d)(6)(A) for such Plan Year.

                         (E) "Excess Pension  Assets" means the excess,  if any,
                    of

                              (i) the amount determined under Code Section
                         412(c)(7)(A)(ii), over

                                    (ii) the greater of: (I) the amount
                           determined under Code Section 412(c)(7)(A)(i), or
                           (II) 125 percent of current liability (as defined in Code Section 412(c)(7)(B)).

                                    The determination under this paragraph shall
                           be made as of the most recent valuation date of the Plan preceding the Qualified Transfer.

                           (F) "Health Benefits Account" means an account
                  established and maintained under Code Section 401(h).

                           (G) "Qualified Current Retiree Health Liabilities"
                  means, with respect to any Plan Year, the aggregate amounts, including administrative expenses, which would have been allowable as a deduction to the Employer for payment of Applicable Health Benefits provided during the Plan Year assuming such Applicable Health Benefits were provided directly by the Employer and the Employer used the cash receipts and disbursements method of accounting. For purposes of the preceding sentence, the rule of Code Section 419(c)(3)(B) shall apply.

                           Effective for Qualified Transfers occurring on or
                  before December 8, 1994, the amount determined in the paragraph above shall be reduced by any amount previously contributed to a Health Benefits Account or welfare benefit fund, as defined in Code Section 419(e)(1), to pay for the Qualified Current Retiree Health Liabilities. The portion of any reserves remaining as of the close of December 31, 1990 shall be allocated on a pro rata basis to Qualified Current Retiree Health Liabilities. Effective for Qualified Transfers occurring after December 8, 1994, the amount determined under the preceding paragraph shall be reduced by the amount which bears the same ratio to such amount as the value (as of the close of the Plan Year preceding the year of the Qualified Transfer) of the assets in all Health Benefits Accounts or welfare benefit funds, as defined in section 419(e)(1), set aside to pay the Qualified Current Retiree Health Liability, bears to the present value of the Qualified Current Retiree Health Liabilities for all Plan Years determined without regard to this paragraph.

                  15.2     Eligibility of Pensioned Employees and their Spouses.

                  (a) A person who is a Pensioned Employee on January 1, 1989 shall be eligible for coverage as a Pensioned Employee on January 1, 1989, provided he was covered as an Employee under a group medical plan maintained by the Employer immediately prior to the time he became a Pensioned Employee.

                  (b) An Employee who becomes a Pensioned Employee on or after January 1, 1989 shall be eligible for coverage on the date he becomes a Pensioned Employee, provided he was covered as an Employee under a group medical plan maintained by the Employer immediately prior to the time he became a Pensioned Employee.

                  (c) A Spouse of a Pensioned Employee shall be eligible for coverage under this Plan on the later of (1) the date the Pensioned Employee becomes eligible for coverage hereunder and (2) the date such person becomes a Spouse.

                  15.3 Medical benefits. The medical benefits provided under this Article XV by the Employer and each adopting Employer are set forth in the copy of each such Employer's medical benefits plan which is attached hereto as Exhibit A and specifically incorporated herein by reference in its entirety, as may be amended from time to time. Such medical benefits shall be subject without limitation to all deductibles, maximums, exclusions, coordination with Medicare and other medical plans, and procedures for submitting claims and initiating legal proceedings provided therein.

                  15.4     Termination of coverage.

                    (a) Coverage of any Pensioned Employee shall cease as follows:

                         (1)  when  Article  XV  is  amended,   terminated,   or
                    discontinued in accordance with its terms; or

                         (2) when the Pensioned  Employee fails to make when due
                    any required contribution; or

                         (3) as otherwise provided in Exhibit A.

                    (b) Coverage of a Spouse shall cease as follows:

                         (1)  when  Article  XV  is  amended,   terminated,   or
                    discontinued in accordance with its terms; or

                         (2) when the Pensioned  Employee fails to make when due
                    any required contribution; or

                         (3) as otherwise provided in Exhibit A.

                  15.5     Continuation of coverage to certain individuals.

                  (a) Anything in Article XV to the contrary notwithstanding, a Pensioned Employee or Spouse shall be entitled to elect continued medical coverage as provided under the terms of Article XV upon the occurrence of a Qualifying Event, provided such Pensioned Employee or Spouse was entitled to benefits under Article XV on the day prior to the Qualifying Event.

                           (1) "Qualifying Event" means with respect to any
                  Pensioned Employee or Spouse, as appropriate, (A) the death of the Pensioned Employee, (B) the divorce or legal separation of the Pensioned Employee from his Spouse, or (C) a proceeding in a case under Title 11, United States Code, with respect to the Employer.

                  (b) The Pensioned Employee or Spouse electing continued coverage under this Section 0 shall be required to pay such monthly contributions as determined by the Employer to be equal to a reasonable estimate of 102% of the cost of providing coverage for such period for similarly situated beneficiaries which (1) is determined on an actuarial basis and (2) takes into account such factors as the Secretary of the Treasury may prescribe.

                  (c) The continuation coverage elected by a Pensioned Employee or Spouse shall begin on the date of the Qualifying Event and end not earlier than the first to occur of the following:

                         (1) The third anniversary of the Qualifying Event;

                         (2) The termination of Article XV of the Plan;

                         (3) The failure of the Pensioned  Employee or Spouse to
                    pay any required contribution when due;

                           (4) The date on which the Pensioned Employee or
                  Spouse first becomes, after the date of his election, (A) a covered employee under any other group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such individual, or (B) entitled to benefits under Title XVIII of the Social Security Act; or

                           (5) The date the Spouse becomes covered under another
                  group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such Spouse.

                  (d) Any election to continue coverage under this Section 0 shall be made during the election period (1) beginning not later than the termination date of coverage by reason of the Qualifying Event and
         (2) ending sixty (60) days following the later of the date described in
         (1) above or the date any Pensioned Employee or Spouse receives notice of a Qualifying Event from the Employer.

                  (e) The Employer shall provide each Pensioned Employee and Spouse, if any, written notice of the rights provided in this Section
         0. The Pensioned Employee or Spouse is required to notify the Employer within thirty (30) days of any Qualifying Event described in Section 0(a)(1)(B), and the Employer shall provide the Spouse written notice of the rights provided in this Section 0 within fourteen (14) days thereafter.

               15.6  Contributions  or  Qualified   Transfers  to  fund  medical
          benefits.

                  (a) Any contributions which the Employer deems necessary to provide the medical benefits under Article XV will be made from time to time by or on behalf of the Employer, and contributions shall be required of the Pensioned Employees to the Employer's medical benefit plan in amounts determined in the sole discretion of the Employer from time to time. All Employer contributions shall be made to the Trustee under the Trust Agreement provided for in Article XI and shall be allocated to a separate account maintained solely to fund the medical benefits provided under this Article XV. The Employer shall designate that portion of any contribution to the Plan allocable to the funding of medical benefits under this Article XV. In the event that a Pensioned Employee's interest in an account, or his Spouse's, maintained pursuant to this Article XV is forfeited prior to termination of the Plan, the forfeited amount shall be applied as soon as possible to reduce Employer contributions made under this Article
         XV. In no event at any time prior to the satisfaction of all liabilities under this Article XV shall any part of the corpus or income of such separate account be used for, or diverted to, purposes other than for the exclusive purpose of providing benefits under this
         Article XV.

                  The amount of contributions to be made by or on behalf of the Employer for any Plan Year, if any, shall be reasonable and ascertainable and shall be determined in accordance with any generally accepted actuarial method which is reasonable in view of the provisions and coverage of Article XV, the funding medium, and any other applicable considerations. However, the Employer is under no obligation to make any contributions under Article XV after Article XV is terminated, except to fund claims for medical expenses incurred prior to the date of termination.

                  The medical benefits provided under this Article XV, when added to any life insurance protection provided under the Plan, shall be subordinate to the retirement benefits provided under the Plan.

                  The aggregate of costs of the medical benefits (measured from January 1, 1987) plus the costs of any life insurance protection shall not exceed twenty-five percent (25%) of the sum of the aggregate of costs of retirement benefits under the Plan (other than past service credits), the aggregate of costs of the medical benefits and the costs of any life insurance protection (both measured from January 1, 1987). The aggregate of costs of retirement benefits, other than for past service credits, and the aggregate of costs of medical benefits provided under the Plan shall be determined using the projected unit credit funding method and the actuarial assumptions set forth in Exhibit B, a copy of which is attached hereto and specifically incorporated herein by reference in its entirety, and as may be amended from time to time by the committee responsible for providing a procedure for establishing and carrying out a funding policy and method for the Plan pursuant to Section 10.9 of the Plan. Effective for contributions made after January 1, 1990, the limitations set forth in the preceding two sentences in this paragraph on amounts that may be contributed to fund medical benefits under this Article XV shall be based on contributions alone and not on cost. Contributions allocated to any separate account established for a Pensioned Employee from which medical benefits will be payable solely to such Pensioned Employee or his Spouse shall be treated as an Annual Addition as defined in Section 6.6(a) to any defined contribution plan maintained by the Employer.

                  (b) Effective January 1, 1991, the Employer shall have the right, in its sole discretion, to make a Qualified Transfer of all or a portion of any Excess Pension Assets contributed to fund Retirement Income under the Plan to the Health Benefits Accounts to fund medical benefits under this Article XV.

                  15.7 Pensioned Employee Contributions. It shall be the sole responsibility of the Pensioned Employee to notify the Employer promptly in writing when a change in the amount of the Pensioned Employee's contribution is in order because his Spouse has become ineligible for coverage under this Article XV. No person shall become covered under this Article XV for whom the Pensioned Employee has not made the required contribution. Any contribution paid by a Pensioned Employee for any person after such person shall have become ineligible for coverage under this Article XV shall be returned upon written request but only provided such written request by or on behalf of the Pensioned Employee is received by the Employer within ninety (90) days from the date coverage terminates with respect to such ineligible person.

                  15.8 Amendment of Article XV. The Employer reserves the right, through action of its Board of Directors, to amend Article XV (including Exhibit A) pursuant to Section 13.1 or the Trust without the consent of any Pensioned Employee or his Spouse, provided, however, that no amendment of this Article or the Trust shall cancel the payment or reimbursement of expenses for claims already incurred by a Pensioned Employee or his Spouse prior to the date of any amendment, nor shall any such amendment increase the duties and obligations of the Trustee except with its consent. This Article XV, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Spouse. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or his Spouse any right to continued benefits under this Article XV.

                  15.9 Termination of Article XV. Although it is the intention of the Employer that this Article shall be continued and the contribution shall be made regularly thereto each year, the Employer, by action of its Board of Directors pursuant to Section 13.1, may terminate this Article XV or permanently discontinue contributions at any time in its sole discretion. This Article XV, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Spouse. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or his Spouse any right to continued benefits under this Article XV. Effective January 1, 1991, in the event the Employer or any adopting Employer shall terminate its provision of the medical benefits described in Exhibit A to Section 0 of the Plan to its Pensioned Employees, this
         Article XV of the Plan shall automatically terminate with respect to the Pensioned Employees and their Spouses of such Employer without the requirement of any action by such Employer.

                  15.10 Reversion of assets upon termination. Upon the termination of this Article XV and the satisfaction of all liabilities under this Article XV, all remaining assets in the separate account described in Section 0 shall be returned to the Employer.

                                      XIII.

         Article XVI should be deleted in its entirety and replaced by the following:

                                   ARTICLE XVI

                     Post-retirement Medical Benefits Prior
                     to Attainment of Normal Retirement Date


                  16.1 Definitions. The following words and phraseology as used herein shall have the following meanings unless a different meaning is plainly required by the context:

                  (a) "Pensioned Employee" means a former Employee of the Employer who is receiving Retirement Income after his retirement at his Early Retirement Date and prior to attainment of his Normal Retirement Date, pursuant to the terms of the Plan, and who was insured under the Employer's program of medical insurance benefits on the last day prior to his retirement. The term "Pensioned Employee" shall not include (1) any former Employee who terminated his service with the Employer prior to his Early Retirement Date and who is entitled to Retirement Income under the Plan or, effective January 1, 1991, (2) a Key Employee, as defined in Section 14.6(g), or (3) any Pensioned Employee of an Employer that has adopted the Plan pursuant to Section 14.1 hereof but does not provide medical benefits to its Pensioned Employees.

                  (b) "Dependents" means a person who was insured by the Pensioned Employee under the Employer's program of medical insurance on the last day prior to retirement and who is:

                         (1) the spouse of the Pensioned Employee, or

                         (2) an unmarried child of either or both under nineteen
                    (19) years of age, or

                         (3) an unmarried child of either or both under twenty-three (23) years of age who is a full-time student in a course of study or training (approved by the Employer), not employed on a regular full-time basis and chiefly dependent upon the Pensioned Employee for support, or

                         (4) an unmarried child of either or both who is mentally or physically incapacitated and unable to support himself and chiefly dependent upon the Pensioned Employee for support, if the incapacity begins and is certified to the Employer by a Doctor of Medicine or Osteopathy before the child reaches the age of nineteen (19) years. Whenever a claim for benefits under Article XVI is submitted, another certification of incapacity must be with the claim. The Employer is entitled to have its physician examine such child prior to acceptance of such child's coverage and periodically thereafter to ensure the continuation of incapacity.

                  The term "child" as used in this definition is limited to the following:

                           (1)      Any natural child of the Pensioned Employee;

                           (2) Any child of the Pensioned Employee's spouse who
                  regularly and permanently resides with the Pensioned Employee and such spouse in a parent-child relationship during the marriage; and

                           (3) A child placed for adoption with a Pensioned
                  Employee (as such term is defined in Exhibit C).

                  (c) "Qualified Transfer" means a transfer of Excess Pension Assets of the Plan to a Health Benefits Account after December 31, 1990, but before December 31, 2000, which satisfies the requirements set forth in paragraphs (1) through (6) below.

                           (1) (A) Except as provided in Section 16.1(c)(1)(B)
                  below, no more than 1 transfer per Plan Year may be treated as a Qualified Transfer.

                                    (B) Subject to the provisions of Sections
                           16.1(c)(3), (4) and (5) below, a transfer shall be treated as a Qualified Transfer if such transfer

                                            (i) is made after the close of the
                                    Plan Year preceding the Employer's first
                                    Plan Year beginning after December 31, 1990, and before the earlier of (I) the due date (including extensions) for the filing of the Employer's corporate tax return for such preceding Plan Year, or (II) the date such return is filed, and

                                            (ii) does not exceed the
                                    expenditures of the Employer for Qualified
                                    Current Retiree Health Liabilities for such preceding Plan Year.

                                            (iii) The reduction described in the
                                    second paragraph of Section 16.1(c)(6)(G) shall not apply to a transfer described in
                                    Section 16.1(c)(1)(A) above.

                  (2) The amount of Excess Pension Assets which may be transferred in a Qualified Transfer shall not exceed a reasonable estimate of the amount the Employer will pay (directly or through reimbursement) out of the Health Benefits Accounts for Qualified Current Retiree Health Liabilities during the Plan Year of the transfer.

                  (3) (A) Any assets transferred to a Health Benefits Account in a Qualified Transfer (and any income allocated thereto) shall only be used to pay Qualified Current Retiree Health Liabilities (whether directly or through reimbursement).

                           (B) Any assets transferred to a Health Benefits
                  Account in a Qualified Transfer (and any income allocable thereto) which are not used as provided in Section 16.1(c)(3)(A) above shall be transferred from the Health Benefits Account back to the Plan.

                           (C) For purposes of this Section 16.1(c)(3), any
                  amount transferred from a Health Benefits Account shall be treated as paid first out of the assets and income described in Section 16.1(c)(3)(A) above.

                  (4) (A) The Accrued Retirement Income of any Pensioned Employee or Dependent under the Plan shall become nonforfeitable in the same manner which would be required if the Plan had terminated immediately before the Qualified Transfer (or in the case of a Pensioned Employee who terminated service during the 1-year period ending on the date of the Qualified Transfer, immediately before such termination).

                           (B) In the case of a Qualified Transfer described in
                  Section 16.1(c)(1)(B), the requirements of this Section 16.1(c)(4) are met with respect to any Pensioned Employee who terminated service during the Plan Year to which such Qualified Transfer relates by recomputing such Pensioned Employee's benefits as if Section 16.1(c)(4)(A) above had applied immediately before such termination.

                  (5) Effective for Qualified Transfers occurring on or before December 8, 1994, the Applicable Employer Cost for each Plan Year during the Cost Maintenance Period shall not be less than the higher of the Applicable Employer Cost for each of the two Plan Years immediately preceding the Plan Year of the Qualified Transfer. Effective for Qualified Transfers occurring after December 8, 1994, the medical benefits plan set forth in Exhibit A shall provide that the Applicable Health Benefits provided by the Employer during each Plan Year during the Benefit Maintenance Period shall be substantially the same as the Applicable Health Benefits provided by the Employer during the Plan Year immediately preceding the Plan Year of the Qualified Transfer. Notwithstanding any other provision to the contrary in this Section 16.1(c)(5), the Employer may elect at any time during the Plan Year to have this Section 16.1(c)(5) applied separately with respect to Pensioned Employees eligible for benefits under Title XVIII of the Social Security Act and with respect to Pensioned Employees which are not so eligible.

                  (6) For purposes of this Section 16.1(c), the following words and phraseology shall have the following meanings unless a different meaning is plainly required by the context:

                         (A) "Applicable  Employer Cost" means,  with respect to
                    any Plan Year, the amount determined by dividing

                                    (i) the Qualified Current Retiree Health
                           Liabilities of the Employer for such Plan Year determined (I) without regard to any reduction under
                           Section 16.1(c)(6)(G), and (II) in the case of a Plan Year in which there was no Qualified Transfer in the same manner as if there had been such a transfer at the end of the Plan Year, by

                                    (ii) the number of individuals to whom
                           coverage for Applicable Health Benefits was provided during such Plan Year.

                           (B) "Applicable Health Benefits" means health
                  benefits or coverage which are provided to Pensioned Employees who immediately before the Qualified Transfer are eligible to receive such benefits and their Dependents.

                           (C) "Benefit Maintenance Period" means the period of
                  five (5) Plan Years beginning with the Plan Year in which the Qualified Transfers occurs.

                           (D) "Cost Maintenance Period" means the period of
                  five (5) Plan Years beginning with the taxable year in which the Qualified Transfer occurs. If a Plan Year is in two (2) or more overlapping Cost Maintenance periods, this Section 16.1(c)(6)(D) shall be applied by taking into account the highest Applicable Employer Cost required to be provided under
                  Section 16.1(c)(6)(A) for such Plan Year.

                         (E) "Excess Pension  Assets" means the excess,  if any,
                    of

                                    (i) the amount determined under Code Section
                           412(c)(7)(A)(ii), over

                                    (ii) the greater of: (I) the amount
                           determined under Code Section 412(c)(7)(A)(i), or
                           (II) 125 percent of current liability (as defined in Code Section 412(c)(7)(B)).

                                    The determination under this paragraph shall
                           be made as of the most recent valuation date of the Plan preceding the Qualified Transfer.

                           (F) "Health Benefits Account" means an account
                  established and maintained under Code Section 401(h).

                           (G) "Qualified Current Retiree Health Liabilities"
                  means, with respect to any Plan Year, the aggregate amounts, including administrative expenses, which would have been allowable as a deduction to the Employer for payment of Applicable Health Benefits provided during the Plan Year assuming such Applicable Health Benefits were provided directly by the Employer and the Employer used the cash receipts and disbursements method of accounting. For purposes of the preceding sentence, the rule of Code Section 419(c)(3)(B) shall apply.

                           Effective for Qualified Transfers occurring on or
                  before December 8, 1994, the amount determined in the paragraph above shall be reduced by any amount previously contributed to a Health Benefits Account or welfare benefit fund, as defined in Code Section 419(e)(1), to pay for the Qualified Current Retiree Health Liabilities. The portion of any reserves remaining as of the close of December 31, 1990 shall be allocated on a pro rata basis to Qualified Current Retiree Health Liabilities. Effective for Qualified Transfers occurring after December 8, 1994, the amount determined under the preceding paragraph shall be reduced by the amount which bears the same ratio to such amount as the value (as of the close of the Plan Year preceding the year of the Qualified Transfer) of the assets in all Health Benefits Accounts or welfare benefit funds, as defined in section 419(e)(1), set aside to pay the Qualified Current Retiree Health Liability, bears to the present value of the Qualified Current Retiree Health Liabilities for all Plan Years determined without regard to this paragraph.

                  16.2  Application for and commencement of Coverage.

                  (a) Every Pensioned Employee, as defined in Section 16.1, shall be entitled to apply for coverage for himself and his eligible Dependents.

                  (b) If the required contributions for coverage of a covered individual have been paid in advance in accordance with Article XVI, the Employer's coverage of a Pensioned Employee and his Dependents who were continuously covered under a prior medical plan maintained by the Employer on December 31, 1989 or the day before the retirement of a Pensioned Employee, shall continue under Article XVI commencing with such effective date, subject to any waiting periods. Application for such prior medical plan shall be deemed to be application for coverage under Article XVI.

                  16.3 Medical benefits. The medical benefits provided under this Article XVI by the Employer and each adopting Employer are set forth in the copy of each such Employer's medical benefits plan which is attached hereto as Exhibit C and specifically incorporated herein by reference in its entirety, and as may be amended from time to time. Such medical benefits shall be subject without limitation to all deductibles, maximums, exclusions, coordination with Medicare and other medical plans, and procedures for submitting claims and initiating legal proceedings provided therein.

                  16.4  Termination of coverage.

                    (a) Coverage of any Pensioned Employee shall cease as follows:

                         (1)  when  Article  XVI  is  amended,   terminated,  or
                    discontinued in accordance with its terms; or

                         (2) when the Pensioned  Employee fails to make when due
                    any required contribution; or

                         (3) as otherwise provided in Exhibit C.

                    (b) Coverage of any Dependent shall cease as follows:

                         (1)  when  Article  XVI  is  amended,   terminated,  or
                    discontinued in accordance with its terms; or

                         (2) when the Pensioned  Employee fails to make when due
                    any required contribution; or

                         (3) as otherwise provided in Exhibit C.

                  16.5  Continuation of coverage to certain individuals.

                  (a) Anything in Article XVI to the contrary notwithstanding, a Pensioned Employee, Dependent spouse, or Dependent child shall be entitled to elect continued medical coverage as provided under the terms of Article XVI upon the occurrence of a Qualifying Event, provided such Pensioned Employee, Dependent spouse, or Dependent child was entitled to benefits under Article XVI on the day prior to the Qualifying Event.

                           (1) "Qualifying Event" means with respect to any
                  Pensioned Employee, Dependent spouse, or Dependent child, as appropriate, (A) the death of the Pensioned Employee, (B) the divorce or legal separation of the Pensioned Employee from the Dependent spouse, (C) a Dependent child ceasing to be a Dependent as defined under the requirements of Article XVI, or
                  (D) a proceeding in a case under Title 11, United States Code, with respect to the Employer.

                  (b) The Pensioned Employee or Dependent electing continued coverage under this Section 16.5 shall be required to pay such monthly contributions as determined by the Employer to be equal to a reasonable estimate of 102% of the cost of providing coverage for such period for similarly situated beneficiaries which (1) is determined on an actuarial basis and (2) takes into account such factors as the Secretary of the Treasury may prescribe.

                  (c) The continuation coverage elected by a Pensioned Employee, Dependent spouse, or Dependent child shall begin on the date of the Qualifying Event and end not earlier than the first to occur of the following:

                         (1) The third anniversary of the Qualifying Event;

                         (2) The termination of Article XVI of the Plan;

                         (3) The failure of the Pensioned  Employee or Dependent
                    to pay any required contribution when due;

                         (4)  The  date  on  which  the  Pensioned  Employee  or
                    Dependent first becomes, after the date of his election, (A) a covered employee under any other group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such individual, or (B) entitled to benefits under Title XVIII of the Social Security Act; or

                         (5) The date the Dependent spouse becomes covered under
                    another group health plan which does not contain any exclusion or limitation with respect to any preexisting condition of such Dependent spouse.

                  (d) Any election to continue coverage under this Section 16.5 shall be made during the election period (1) beginning not later than the termination date of coverage by reason of the Qualifying Event and
         (2) ending sixty (60) days following the later of the date described in
         (1) above or the date any Pensioned Employee, Dependent spouse, or Dependent child receives notice of a Qualifying Event from the Employer.

                  (e) The Employer shall provide each Pensioned Employee and Dependent spouse, if any, written notice of the rights provided in this
         Section 16.5. The Pensioned Employee or Dependent spouse is required to notify the Employer within thirty (30) days of any Qualifying Event described in Section 16.5(a)(1)(B) or (C), and the Employer shall provide the Dependent spouse or Dependent child written notice of the rights provided in this Section 16.5 within fourteen (14) days thereafter. Notice to the Dependent spouse shall be deemed notice to each Dependent child residing with such spouse at the time such notification is made.

               16.6  Contributions  or  Qualified   Transfers  to  fund  medical
          benefits.

                  (a) Any contributions which the Employer deems necessary to provide the medical benefits under Article XVI will be made from time to time by or on behalf of the Employer, and contributions shall be required of the Pensioned Employees in amounts determined in the sole discretion of the Employer from time to time. All contributions shall be made to the Trustee under the Trust Agreement provided for in
         Article XI and shall be allocated to a separate account maintained solely to fund the medical benefits provided under Article XVI. The Employer shall designate that portion of any contribution to the Plan allocable to the funding of medical benefits under this Article XVI. In the event that a Pensioned Employee's interest in an account, or his Dependents', maintained pursuant to this Article XVI is forfeited prior to termination of the Plan, the forfeited amount shall be applied as soon as possible to reduce Employer contributions made under this
         Article XVI. In no event at any time prior to the satisfaction of all liabilities under this Article XVI shall any part of the corpus or income of such separate account be used for, or diverted to, purposes other than for the exclusive purpose of providing benefits under this
         Article XVI.

                  The minimum amount of contributions to be made by or on behalf of the Employer for any Plan Year, if any, shall be reasonable and ascertainable and shall be determined in accordance with any generally accepted actuarial method which is reasonable in view of the provisions and coverage of Article XVI, the funding medium, and any other applicable considerations. However, the Employer is under no obligation to make any contributions under Article XVI after Article XVI is terminated, except to fund claims for medical expenses incurred prior to the date of termination.

                  The medical benefits provided under this Article XVI, when added to any life insurance protection provided under the Plan, shall be subordinate to the retirement benefits provided under the Plan.

                  The aggregate of costs of the medical benefits (measured from January 1, 1987) plus the costs of any life insurance protection shall not exceed twenty-five percent (25%) of the sum of the aggregate of costs of retirement benefits under the Plan (other than past service credits), the aggregate of costs of the medical benefits and the costs of any life insurance protection (both measured from January 1, 1987). The aggregate of costs of retirement benefits, other than for past service credits, and the aggregate of costs of medical benefits provided under the Plan shall be determined using the projected unit credit funding method and the actuarial assumptions set forth in Exhibit B, a copy of which is attached hereto and specifically incorporated herein by reference in its entirety, and as may be amended from time to time by the committee responsible for providing a procedure for establishing and carrying out a funding policy and method for the Plan pursuant to Section 10.9 of the Plan. Effective for contributions made after January 1, 1990, the limitations set forth in the preceding two sentences in this paragraph on amounts that may be contributed to fund medical benefits under this Article XV shall be based on contributions alone and not cost. Contributions allocated to any separate account established for a Pensioned Employee from which medical benefits will be payable solely to such Pensioned Employee or his Dependents shall be treated as an Annual Addition as defined in
         Section 6.6(a) to any defined contribution plan maintained by the Employer.

         (b) Effective January 1, 1991, the Employer shall have the right, in its sole discretion, to make a Qualified Transfer of all or a portion of any Excess Pension Assets contributed to fund Retirement Income under the Plan to the Health Benefits Accounts to fund medical benefits under this Article XVI.

                  16.7 Pensioned Employee Contributions. It shall be the sole responsibility of the Pensioned Employee to notify the Employer promptly in writing when a change in the amount of the Pensioned Employee's contribution is in order because a Dependent has become ineligible for coverage under this Article XVI. No person shall become covered under this Article XVI for whom the Pensioned Employee has not made the required contribution. Any contribution paid by a Pensioned Employee for any person after such person shall have become ineligible for coverage under this Article XVI shall be returned upon written request but only provided such written request by or on behalf of the Pensioned Employee is received by the Employer within ninety (90) days from the date coverage terminates with respect to such ineligible person.

                  16.8 Amendment of Article XVI. The Employer reserves the right, through action of its Board of Directors pursuant to Section 13.1, to amend Article XVI (including Exhibit C) or the Trust without the consent of any Pensioned Employee, or any Dependent of a Pensioned Employee, provided, however, that no amendment of this Article or the Trust shall cancel the payment or reimbursement of expenses for claims already incurred by a Pensioned Employee or his Dependent prior to the date of any amendment, nor shall any such amendment increase the duties and obligations of the Trustee except with its consent. This Article XVI, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or the Dependent of any Pensioned Employee. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or the Dependent of any Pensioned Employee any right to continued benefits under this Article XVI.

                  16.9 Termination of Article XVI. Although it is the intention of the Employer that this Article shall be continued and the contribution shall be made regularly thereto each year, the Employer, by action of its Board of Directors pursuant to Section 13.1, may terminate this Article XVI or permanently discontinue contributions at any time in its sole discretion. This Article XVI, as set forth in the Plan document, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or the Dependent of any Pensioned Employee. The Employer makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan or under the terms of any other employee benefit plan maintained by the Employer shall not confer upon any Pensioned Employee or the Dependent of any Pensioned Employee any right to continued benefits under this Article XVI. Effective January 1, 1991, in the event the Employer or any adopting Employer shall terminate its provision of the medical benefits described in Exhibit C to Section 16.3 of the Plan to its Pensioned Employees, this Article XVI of the Plan shall automatically terminate with respect to the Pensioned Employees of such Employer without the requirement of any action by such Employer.

                  16.10 Reversion of Assets upon Termination. Upon the termination of this Article XVI and the satisfaction of all liabilities under this Article XVI, any remaining assets in the separate account described in Section 16.6 shall be returned to the Employer.

         IN WITNESS WHEREOF, Alabama Power Company through its duly authorized officers, has adopted this First Amendment to the Pension Plan for Employees of Alabama Power Company this ____ day of _________________, 1996, to be effective as stated herein.

                                                ALABAMA POWER COMPANY

                                           By: ________________________________

                                           Title:______________________________

ATTEST:

By:  _________________________

Title:________________________

         [CORPORATE SEAL]

                             SECOND AMENDMENT TO THE
                                  PENSION PLAN
                                FOR EMPLOYEES OF
                              ALABAMA POWER COMPANY

         WHEREAS, the Board of Directors of Alabama Power Company (the "Company") heretofore adopted the amendment and restatement of the Pension Plan for Employees of Alabama Power Company (the "Plan") effective January 1, 1989; and

         WHEREAS, the Company wishes to amend the Plan to provide ad hoc cost of living increases to retirees; and

         WHEREAS, the Company is authorized pursuant to section 13.1 of the Plan to amend the Plan at any time.

         NOW, THEREFORE, effective January 1, 1996, unless otherwise indicated, the Company hereby amends the Plan as follows:

                                       I.

         Section 5.11 should be deleted in its entirety and replaced with the following:

                  5.11     Increase in Retirement Income of retired Employees

                  (a) Retirement Income payable on and after January 1, 1991 to an Employee (or to the Provisional Payee of an Employee) who retired at his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date on or before January 1, 1991 pursuant to the Plan as in effect prior to January 1, 1991 will be recalculated to increase the amount thereof by an amount ranging from a minimum of two percent (2%) to a maximum of forty percent (40%) in accordance with the following schedule:

                     Year in which                             Percentage
                  retirement occurred                           increase

                             1990                                  2%
                             1989                                  4%
                             1988                                  6%
                             1987                                  8%
                      1976 - 1986                                 10%
                      1971 - 1975                                 20%
                      1966 - 1970                                 30%
                  1965 and prior years                            40%

                  A similar adjustment, based on the date of the commencement of Retirement Income payments to the Employee's Provisional Payee, rather than the Employee's Retirement Date, will be made in respect of Retirement Income which is payable on or after January 1, 1991 where a Provisional Payee election was in effect, or was deemed to be in effect, when an Employee died while in service prior to January 1, 1991 and prior to his retirement.

                  A similar adjustment will be made in respect of Retirement Income which is payable on or after January 1, 1991 for an Employee (or the Provisional Payee of an Employee) entitled to Retirement Income for which payments have commenced on or before January 1, 1991 in accordance with Article VIII of the Plan or of the Prior Plan, except for Employees whose Retirement Income has been cashed-out pursuant to
         Section 8.4 of the Plan.

                  For purposes of determining the applicable percentage increase under this Section 5.11, the year of retirement includes retirement where the last day of employment was December 31 of such year. An Employee whose Deferred Retirement Date is on or before January 1, 1988 and who did not retire at his Normal Retirement Date shall be deemed to have retired at his Normal Retirement Date for purposes of determining the increase in his Retirement Income payable at his Deferred Retirement Date.

                  (b) Retirement Income payable on and after January 1, 1996 to an Employee (or to the Provisional Payee of an Employee) who retired at his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date on or before January 1, 1996 pursuant to the Plan as in effect prior to January 1, 1996 will be recalculated to increase the amount thereof by an amount ranging from a minimum of one and one-half percent (1.5%) to a maximum of seven and one-half percent (7.5%) in accordance with the following schedule:

                              Year in which                    Percentage
                           retirement occurred                  increase

                                  1995                            1.5%
                                  1994                            3.0%
                                  1993                            4.5%
                                  1992                            6.0%
                           1991 and prior years                   7.5%

                  A similar adjustment, based on the date of the commencement of Retirement Income payments to the Employee's Provisional Payee, rather than the Employee's Retirement Date, will be made in respect of Retirement Income which is payable on or after January 1, 1996 where a Provisional Payee election was in effect, or was deemed to be in effect, when an Employee died while in service prior to January 1, 1996 and prior to his retirement.

                  A similar adjustment will be made in respect of Retirement Income which is payable on or after January 1, 1996 for an Employee (or the Provisional Payee of an Employee) entitled to Retirement Income for which payments have commenced on or before January 1, 1996 in accordance with Article VIII of the Plan or of the Prior Plan, except for Employees whose Retirement Income has been cashed-out pursuant to
         Section 8.4 of the Plan.

                  For purposes of determining the applicable percentage increase under this Section 5.11, the year of retirement includes retirement where the last day of employment was December 31 of such year. An Employee whose Deferred Retirement Date is on or before January 1, 1988 and who did not retire at his Normal Retirement Date shall be deemed to have retired at his Normal Retirement Date for purposes of determining the increase in his Retirement Income payable at his Deferred Retirement Date.

                  (c) This Section 5.11 shall not apply with respect to an Employee who has not retired, but for whom the distribution of Retirement Income has commenced pursuant to Section 5.9 of the Plan.

         IN WITNESS WHEREOF, Alabama Power Company through its duly authorized officer, has adopted this Second Amendment to the Pension Plan for Employees of Alabama Power Company this ____ day of _________________, 1996, to be effective as stated herein.


                                                  ALABAMA POWER COMPANY

                                                  By: _________________________

                                                  Title:_______________________


ATTEST:

By:  ________________________

Title:_______________________

         [CORPORATE SEAL]

                             THIRD AMENDMENT TO THE

                                  PENSION PLAN
                                FOR EMPLOYEES OF
                              ALABAMA POWER COMPANY


         WHEREAS, the Board of Directors of Alabama Power Company (the "Company") heretofore adopted the amendment and restatement of the Pension Plan for Employees of Alabama Power Company (the "Plan") effective January 1, 1989; and

         WHEREAS, the Company wishes to amend the Plan to comply with certain requirements imposed by the Retirement Protection Act of 1994, to reduce the early retirement age from 55 to 50, to reduce the Social Security offset amount, to provide for outsourcing of Plan administration to a third party administrator, and to make certain other technical and miscellaneous changes; and

         WHEREAS, the Company is authorized pursuant to section 13.1 of the Plan to amend the Plan at any time.

         NOW, THEREFORE, effective January 1, 1996, unless otherwise indicated, the Company hereby amends the Plan as follows:

                                       I.

         Section 1.13 should be amended by adding the following paragraph to the end of such section:

                  Effective for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and the Employer have mutually agreed to participation in the Plan as amended, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)" in the preceding paragraph. In addition, with respect to any Employee described in this paragraph who separates from service and elects to retire in 1996 and who has not attained his fifty-fifth (55th) birthday, such Employee's Early Retirement Date shall be January 1, 1997.

                                       II.

         Section 1.31 should be deleted in its entirety and replaced with the following:

                  1.31 "Qualified Election" means an election by an Employee or former Employee on a prescribed form that concerns the form of distribution of Retirement Income that must be in writing and must be consented to by the Employee's spouse. The spouse's consent to such an election must acknowledge the effect of such election, must be in writing, and must be witnessed by a notary public. Notwithstanding this consent requirement, if the Employee establishes to the satisfaction of the Retirement Board (or its delegee) that such written consent may not be obtained because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe, an election by the Employee will be deemed a Qualified Election. Any consent necessary under this provision shall be valid and effective only with respect to the spouse who signs the consent, or in the event of a deemed Qualified Election, with respect to such spouse.

                  A revocation of a prior Qualified Election may be made by the Employee without consent at any time commencing within 90 days before such Employee's fifty-fifth (55th) birthday but not later than before the commencement of Retirement Income. Effective for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and the Employer have mutually agreed to participation in the Plan as amended, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)" in the preceding sentence.

                                      III.

         Section 1.35 should be amended by deleting the first paragraph in its entirety and replacing it with the following:

                  1.35 "Social Security Offset" shall mean an amount equal to one-half (1/2) of the amount, if any, of the Federal primary Social Security benefit (primary old age insurance benefit) to which it is estimated that an Employee will become entitled in accordance with the Social Security Act in force as provided in subparagraphs (a) through
         (e) below which shall exceed $168 per month on and after January 1, 1989, $250 per month on and after January 1, 1991, and for Employees who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and the Employer have mutually agreed to participation in the Plan as amended, $325 per month on and after January 1, 1996, multiplied by a fraction not greater than one, the numerator of which shall be the Employee's total Accredited Service, and the denominator of which shall be such total Accredited Service plus the Accredited Service the Employee could have accumulated if he had continued his employment from the date he terminates service with his Employer or any Affiliated Employer until his Normal Retirement Date. For purposes of determining the estimated Federal primary Social Security benefit used in the Social Security Offset, an Employee shall be deemed to be entitled to receive Federal primary Social Security benefits after retirement or death, if earlier, regardless of the fact that he may have disqualified himself to receive payment thereof. In addition to the foregoing, the calculation of the Social Security benefit shall be based on the salary history of the Employee as provided in Section 5.4 and shall be determined pursuant to the following, as applicable:

                                       IV.

         Section 3.2 should be amended by adding the following paragraph to the end thereof:

                  Effective for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and the Employer have mutually agreed to participation in the Plan as amended, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)" in the preceding paragraph. In addition, with respect to any Employee described in this paragraph who separates from service in 1996, who has not attained his fifty-fifth (55th) birthday and who elects to retire pursuant to uniform rules established for Employees retiring pursuant to this paragraph, such Employee's Early Retirement Date shall be January 1, 1997.

                                       V.

         Section 4.4(a) should be deleted in its entirety and replaced with the following:

                  (a) If an Employee included in the Plan who has completed at least five (5) Vesting Years of Service becomes totally disabled and is granted either Social Security disability benefits or long-term disability benefits under a long-term disability benefit plan of the Employer, he shall be considered to be on a leave of absence, herein referred to as a "Disability Leave." An Employee's Disability Leave shall be deemed to begin on the initial date of the disability and shall continue until the earlier of: (1) the end of the month in which he shall cease to be entitled to receive Social Security Disability benefits and long-term disability benefits under a long-term disability benefit plan of the Employer; (2) his death; and (3) his Retirement Date if he elects to have his Retirement Income commence on such date. During the period of the Employee's Disability Leave, he shall, for purposes of the Plan, be deemed to have received Earnings at the regular rate in effect for him.

                                       VI.

         Section 5.3(a) should be deleted in its entirety and replaced with the following:

                  (a) Upon retirement at Early Retirement Date, his Minimum Retirement Income (before adjustment for Provisional Payee designation, if any) shall be an amount equal to 1.70% of his Average Monthly Earnings multiplied by his years (and fraction of a year) of Accredited Service earned as of his Early Retirement Date including a Social Security Offset.

                                      VII.

         Section 5.4 should be amended by deleting the first paragraph in its entirety and replacing it with the following:

                  5.4 Calculation of Social Security Offset. For purposes of determining the Social Security Offset in calculating an Employee's Retirement Income under the Plan, the Social Security Offset shall be determined by using the actual salary history of the Employee during his employment with the Employer or any Affiliated Employer, provided that in the event that the Retirement Board (or its delegee) is unable to secure such actual salary history within 180 days following the later of the date of the Employee's separation from service (by retirement or otherwise) and the time when the Employee is notified of the Retirement Income to which he is entitled, the salary history shall be determined in the following manner:

                                      VIII.

         Section 5.5 should be deleted in its entirety and replaced with the following:

                  5.5 Early Retirement Income. The monthly amount of Retirement Income payable to an Employee who retires from the service of the Employer at his Early Retirement Date subject to the limitations of
         Section 6.2, will be equal to his Retirement Income determined in accordance with Sections 5.1 and 5.3 based on his Accredited Service to his Early Retirement Date, reduced by three-tenths of one percent (0.3%) for each calendar month by which the commencement date of his Retirement Income precedes his Normal Retirement Date but follows the first day of the month following his attainment of his fifty-fifth
         (55th) birthday.

                  Effective for Employees who have an Hour of Service on or after January 1, 1996, and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and the Employer have mutually agreed to participation in the Plan as amended and (c) elect to retire in accordance with this
         Section 5.5 on or after attainment of age fifty (50) but before attainment of age fifty-five (55), Retirement Income shall be determined as in the preceding paragraph including an additional reduction of one-third of one percent (0.33%) for each calendar month by which the commencement date precedes the first day of the month following any such Employee's attainment of his fifty-fifth (55th) birthday.

                  At the option of the Employee exercised at or prior to commencement of his Retirement Income on or after his Early Retirement Date (provided he shall not have in effect at such Early Retirement Date a Provisional Payee designation pursuant to Article VII), he may have his Retirement Income adjusted upwards in an amount which will make his Retirement Income payable up to age sixty-five (65) equal, as nearly as may be, to the amount of his Federal primary Social Security benefit (primary old age insurance benefit) estimated to become payable after age sixty-five (65), as computed at the time of his retirement in accordance with Section 5.3(a), plus a reduced amount, if any, of Retirement Income actuarially determined to be payable after age sixty-five (65). The Federal primary Social Security benefit used in calculating an Employee's Retirement Income payable under the Plan shall be determined by using the salary history of the Employee during his employment with the Employer or any Affiliated Employer, as calculated in accordance with Section 5.4.

                                       IX.

         Section 5.7 should be deleted in its entirety and replaced with the following:

                  5.7 Payment of Retirement Income. The first payment of an Employee's Retirement Income will be made on his Early Retirement Date, Normal Retirement Date, Deferred Retirement Date, or date of commencement of payment of Retirement Income in accordance with Section
         8.2 or 8.6, as the case may be; provided that commencement of the distribution of an Employee's Retirement Income shall not be made prior to his Normal Retirement Date without the consent of such Employee, except as provided in Section 8.4 of the Plan.

                  Notwithstanding anything to the contrary above, if in accordance with this Section 5.7, an Employee is entitled to receive Retirement Income commencing at his Early Retirement Date, he may, in lieu of commencing payment of his Retirement Income upon his Early Retirement Date, elect to receive such Retirement Income commencing as of the first day of any month after his Early Retirement Date and preceding his Normal Retirement Date in an amount equal to his Accrued Retirement Income determined as of the commencement of his Retirement Income on or after his Early Retirement Date determined in accordance with Section 5.5. An election pursuant to this Section 5.7 to have Retirement Income commence prior to Normal Retirement Date shall be made on a prescribed form and shall be filed with the Retirement Board (or its delegee) at least thirty (30) days before Retirement Income is to commence.

                  In the event of the death of an Employee who has designated a Provisional Payee or is deemed to have done so in accordance with
         Article VII, if the designation has become effective, the first payment to be made to the Provisional Payee pursuant to Article VII shall be made to the Provisional Payee on the first day of the month after the later of (a) the Employee's death and (b) the date on which the Employee would have attained his fifty-fifth (55th) birthday if he had survived to such date, if the Provisional Payee shall then be alive and proof of the Employee's death satisfactory to the Retirement Board (or its delegee) shall have been received by it. Subsequent payments will be made monthly thereafter until the death of such Provisional Payee.

                  Effective for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and the Employer have mutually agreed to participation in the Plan as amended, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)" in the preceding paragraph. In addition, with respect to any Employee described in this paragraph who dies in 1996 while in service with the Employer and who has attained his fiftieth
         (50th) birthday but has not attained his fifty-fifth (55th) birthday at the time of his death, such Employee's Provisional Payee shall commence receipt of Retirement Income on the earlier of the first day of the month following the date on which the Employee would have attained his fifty-fifth (55th) birthday if he were still alive or on January 1, 1997, provided the Employee's Provisional Payee is alive and proof of the Employee's death satisfactory to the Retirement Board (or its delegee) is received.

                  In any event, payment of Retirement Income, including any adjustments thereto caused by an amendment to the Plan providing for or which has the effect of providing retroactively increased Retirement Income, to the Employee shall begin not later than the sixtieth (60th) day after the later of the close of the Plan Year in which falls (a) the Employee's Normal Retirement Date or (b) the date the Employee terminates his service with the Employer or any Affiliated Employer. Notwithstanding the provisions of the Plan for the monthly payment of Retirement Income, such income may be adjusted and payable annually in arrears if the amount of the Retirement Income is less than $10.00 per month.

                                       X.

         Section 5.9(a) should be deleted in its entirety and replaced with the following:

                  (a) Once a written claim for benefits is filed with the Retirement Board (or its delegee), payment of benefits to the Employee shall begin not later than sixty (60) days after the last day of the Plan Year in which the latest of the following events occurs:

                         (1) the Employee's Normal Retirement Date;

                         (2) the tenth (10th) anniversary of the date the Employee commenced participation in the Plan; or

                         (3) the  Employee's  separation  from  service from the
                    Employer or any Affiliated Employer.

                                       XI.

         Section 5.12(b) should be amended by deleting such paragraph in its entirety and renaming paragraphs "(c)," "(d)," "(e)," and "(f)" to be "(b)," "(c)," "(d)," and "(e)."

                                      XII.

         Section 6.1(a) should be deleted in its entirety and replaced with the following:

                  (a) The maximum annual amount of Retirement Income payable with respect to an Employee in the form of a straight life annuity without any ancillary benefits after any adjustment for a Provisional Payee designation shall be the lesser of the dollar limitation determined under Code Section 415(b)(1)(A) as adjusted under Code
         Section 415(d), or Code Section 415(b)(1)(B) as adjusted under Treasury Regulation Section 1.415-5, subject to the following provisions of
         Article VI. With respect to any former Employee who has Accrued Retirement Income under the Plan or his Provisional Payee, the maximum annual amount shall also be subject to the adjustment under Code
         Section 415(d), but only those adjustments occurring before September 1, 1996.

                                      XIII.

         Article VII should be deleted in its entirety and replaced with the following:

                                   ARTICLE VII

                                Provisional Payee

                  7.1 Adjustment of Retirement Income to provide for payment to Provisional Payee. An Employee who desires to have his Accrued Retirement Income adjusted in accordance with the provisions of this
         Article VII to provide a reduced amount of Retirement Income payable to him for his lifetime commencing on his Early Retirement Date, his Normal Retirement Date, or his Deferred Retirement Date, as the case may be, may elect subject to Section 7.11, in accordance with the provisions of this Article VII, at his option, either:

                  (a) that an amount of Retirement Income be payable to him for his lifetime which is equal to eighty percent (80%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections
         7.3 and 7.4(a)), with the provision that the same amount will be continued after his death to his Provisional Payee until the death of such Provisional Payee, or

                  (b) that an amount of Retirement Income be payable to him for his lifetime which is equal to ninety percent (90%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections
         7.3 and 7.4(a)), with the provision that one-half (1/2) of the amount payable to the Employee will be continued after his death to his Provisional Payee until the death of such Provisional Payee, or

                  (c) that an amount of Retirement Income be payable to him for his lifetime which is equal to seventy-five percent (75%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections 7.3 and 7.4(a)), with the provision that the same amount will be continued after his death to his Provisional Payee until the death of such Provisional Payee, or, if such Provisional Payee predeceases the Employee, the Employee's Retirement Income automatically increases to a monthly amount equal to the Retirement Income which would be payable to him had he not elected the form of benefit described in this
         Section 7.1(c) and instead had elected the single life annuity form of benefit, or

                  (d) that an amount of Retirement Income be payable to him for his lifetime which is equal to eighty-eight percent (88%) of the Retirement Income which would otherwise be payable to him, but for such election (taking into account any reduction required in accordance with Sections 7.3 and 7.4(a)), with the provision that one-half (1/2) of the amount payable to the Employee will be continued after his death to his Provisional Payee until the death of such Provisional Payee, or, if such Provisional Payee predeceases the Employee, the Employee's Retirement Income automatically increases to a monthly amount equal to the Retirement Income which would be payable to him had he not elected the form of benefit described in this Section 7.1(d) and instead had elected the single life annuity form of benefit.

                  7.2      Form and time of election and notice requirements.

                  (a) An election of payment and designation of a Provisional Payee in accordance with Section 7.1 shall be made in writing at the same time on a prescribed form delivered to the Retirement Board (or its delegee). Subject to Section 7.10(d), the election and designation shall specify its effective date which shall not be sooner than the date received by the Retirement Board (or its delegee) or the Employee's fifty-fifth (55th) birthday, whichever is later, nor later than the date of commencement of payments in accordance with this
         Article VII.

                  Notwithstanding the preceding paragraph, an election under
         Section 7.1(c) or (d) is subject to Section 7.11, must be in the form of a written Qualified Election, and shall not become effective until the commencement of Retirement Income payments under the Plan.

                  (b) Subject to Section 7.10(d), an election of payment to be made in accordance with paragraph (a), (b), (c), or (d) of Section 7.1 may be changed by an Employee, provided the written election of the change specifies an effective date which shall not be sooner than the date received by the Retirement Board (or its delegee) or the Employee's fifty-fifth (55th) birthday, whichever is later, nor later than the date of commencement of payments in accordance with this
         Article VII. Notwithstanding the preceding sentence, an election under
         Section 7.1(c) or (d) is subject to Section 7.11, must be in the form of a written Qualified Election, and shall not become effective until the commencement of Retirement Income payments under the Plan. To the extent that the new method of payment shall afford the Employee changed protection in the event of his death after the effective date of the new election and prior to retirement, his Accrued Retirement Income shall be adjusted pursuant to Section 7.4(a) to reflect such changed protection.

                  (c) With respect to Sections 7.5 and 7.6, within the period not less than 30 days and not more than 90 days prior to the anticipated commencement of benefits, the Employee shall be furnished, by mail or personal delivery, a written explanation of: (1) the terms and conditions of the reduced Retirement Income payable as provided in paragraph (b) of Section 7.1; (2) the Employee's right to make, and the effect of, an election to waive the payment of reduced Retirement Income pursuant to a Provisional Payee designation; (3) the rights of the Employee's Provisional Payee; and (4) the right to make, and the effect of, a revocation of a previous election to waive the payment of reduced Retirement Income pursuant to a Provisional Payee designation.

                  Within thirty (30) days following an Employee's written request received by the Retirement Board (or its delegee) during the election period, but within sixty (60) days from the date the Employee is furnished all of the information prescribed in the immediately preceding sentence, the Employee shall be furnished an additional written explanation, in terms of dollar amounts, of the financial effect of an election by him not to receive such reduced Retirement Income. If an Employee makes such request, the election period herein prescribed shall end not earlier than sixty (60) calendar days following the day of the mailing or personal delivery of the additional explanation to the Employee. Except that if an election made as provided in Section 7.5 or 7.6 is revoked, another election under that Section may be made during the specified election period.

                  7.3 Circumstances in which election and designation are inoperative. An election and designation made pursuant to this Article shall be inoperative and the regular provisions of the Plan shall again become applicable as if a Provisional Payee had not been designated if, prior to the commencement of any payment in accordance with this
         Article VII: (a) an Employee's Provisional Payee shall die, (b) the Employee and the Provisional Payee shall be divorced under a final decree of divorce, or (c) the Retirement Board (or its delegee) shall have received the written Qualified Election of the Employee to rescind his election of payment and designation of a Provisional Payee in order to receive a single life annuity form of benefit. If such a Qualified Election to rescind is made by the Employee, his Accrued Retirement Income shall be reduced to reflect the protection afforded the Employee by any Provisional Payee designation during the period from its effective date to the date of the Retirement Board's (or its delegee's) receipt of the Employee's Qualified Election to rescind if the option as to payments of reduced Retirement Income was in accordance with either Section 7.1(a), 7.6(a), or 7.6(b). If an Employee remarries subsequent to the death or divorce of his Provisional Payee and prior to the commencement of payments in accordance with this Article VII, then he shall be entitled to designate a new Provisional Payee in the manner set forth in Section 7.2.

                  7.4 Pre-retirement death benefit. If prior to his Normal Retirement Date (or his Deferred Retirement Date, if applicable), an Employee shall die while in the service of the Employer and is survived by his spouse to whom he shall be married at the time of his death, there shall be payable to his surviving spouse (whom he shall be deemed to have designated as his Provisional Payee) Retirement Income determined in accordance with paragraph (a) or paragraph (c) of this
         Section 7.4, as applicable. Subject to Section 7.10(b), such Retirement Income shall commence on the first day of the month following the death of the Employee or the first day of the month following the date on which he would have attained his fifty-fifth (55th) birthday if he were still alive, whichever is later, and shall cease with the last payment preceding the death of his Provisional Payee.

                  (a) The amount of Retirement Income payable to the Provisional Payee of a deceased Employee who prior to his death had attained his fifty-fifth (55th) birthday shall be equal to the amount payable to the Provisional Payee as calculated in Section 7.1(b) determined on the basis of his Accredited Service to the date of his death, or if the Employee shall have attained his fifty-fifth (55th) birthday and so elected prior to his death, such Retirement Income shall be equal to the amount set forth in Section 7.1(a) determined on the basis of his Accredited Service to the date of his death reduced as provided in the next sentence. If such election shall be made by the Employee, the Retirement Income which shall be payable to the Employee if he lives to his Early Retirement Date or the first day of the month following his attainment of age sixty-five (65), if later, shall be reduced by three-fourths of one percent (0.75%) for each year (prorated for a fraction of a year from the first day of the month following the effective date of the election) which has elapsed from the effective date of his election to the earlier of (1) the commencement of Retirement Income on or after his Early Retirement Date or the first day of the month following his attainment of age sixty-five (65), if later, or (2) the revocation of such election. If he shall die before the commencement of Retirement Income on or after his Early Retirement Date or the first day of the month following his attainment of age sixty-five (65), if later, his Accrued Retirement Income to the date of his death shall be reduced by three-quarters of one percent (0.75%) for each year (prorated for a fraction of a year from the first day of the month following the effective date of the election) between the effective date of his election and the first day of the month following his attainment of age sixty-five (65). No reduction in the Employee's Retirement Income shall be made for the period during which the election is in effect after the first day of the month following his attainment of age sixty-five (65).

                  (b) Retirement Income shall not be payable under paragraph (a) of this Section 7.4 to the Provisional Payee of a deceased Employee if at the time of his death there was in effect a Qualified Election made after August 22, 1984 under this paragraph (b) that no Retirement Income shall be paid to his Provisional Payee in the event of his death while in the service of the Employer (or while in the service of an Affiliated Employer to which his employment had been transferred in accordance with Section 4.6) as provided in paragraph (a), provided the Employee had received at least 180 days prior to his fifty-fifth (55th) birthday a written explanation of: (1) the terms and conditions of the Retirement Income payable to his Provisional Payee as provided in paragraph (a); (2) the Employee's right to make, and the effect of, an election to waive the payment of Retirement Income to his Provisional Payee; (3) the rights of the Employee's Provisional Payee; and (4) the right to make, and the effect of, a revocation of a previous election to waive the payment of Retirement Income to the Employee's Provisional Payee.

                  A revocation of a prior Qualified Election may be made by the Employee without the consent of the Employee's Provisional Payee at any time before the commencement of benefits. An election under this paragraph (b) may be made and such election may be revoked by an Employee during the period commencing ninety (90) days prior to the Employee's fifty-fifth (55th) birthday and ending on the date of the Employee's death.

                  Notwithstanding the above provisions of this paragraph (b), such Employee shall not be entitled on or after September 1, 1996 to waive payment of Retirement Income to his Provisional Payee as provided in this Section 7.4. Any such election to waive payment of Retirement Income in effect on August 31, 1996 shall remain in effect unless subsequently revoked by the Employee.

                  (c) The amount of such Retirement Income payable to the Provisional Payee of a deceased Employee who prior to his death, had completed at least five (5) Vesting Years of Service and had not attained his fifty-fifth (55th) birthday shall be equal to one-half of the reduced amount, as actuarially adjusted to provide for the payment of such Retirement Income beginning as of the first day of the month following the date on which such deceased Employee would have attained his fifty-fifth (55th) birthday and to provide for the determination of such Retirement Income on a joint and fifty percent (50%) survivor basis of the Employee's Accrued Retirement Income, determined on the basis of his Accredited Service to the date of his death.

                  This Section 7.4(c) shall also apply to adjust, as provided in the next following paragraph, the future payment of Retirement Income after December 31, 1990 to a Provisional Payee with respect to an Employee who died (while in the service of the Employer prior to his fifty-fifth (55th) birthday after completing the requisite number of Years of Service in order to have a nonforfeitable right to Retirement Income under the Plan as in effect on the Employee's date of death), provided Retirement Income is payable to such Provisional Payee on or after January 1, 1991. The adjustment under this Section 7.4(c) shall be determined by adjusting the Retirement Income that had commenced to the Provisional Payee on or before January 1, 1986, and then adding the applicable percentage increase under Section 5.13 of the Prior Plan.

                  Subject to Section 7.10(c), for an Employee on or after January 1, 1991, who dies while in the service of the Employer prior to his fifty-fifth (55th) birthday after completing five (5) Vesting Years of Service, the amount of such Retirement Income payable to the Provisional Payee shall be calculated as provided in Section 7.1(b) determined on the basis of his Accredited Service to the date of his death. The payment of such Retirement Income to the Provisional Payee shall begin on the first day of the month following the date on which such deceased Employee would have attained his fifty-fifth (55th) birthday.

                  7.5 Post-retirement death benefit - qualified joint and survivor annuity. If at his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, as the case may be, an Employee is married and he has not: (a) designated a Provisional Payee in accordance with Section 7.1 in respect of payments to be made commencing on his Early, Normal, or Deferred Retirement Date or (b) made, subject to Section 7.4(b), a Qualified Election that payment be made to him in the mode of a single life annuity, he shall nevertheless be deemed to have made an effective designation of a Provisional Payee under this Section 7.5 and to have specified the payment of a benefit as provided in Section 7.1(b).

                  7.6 Election and designation by former Employee entitled to Retirement Income in accordance with Article VIII. If a former Employee is entitled to receive in accordance with Section 8.1 Retirement Income commencing at Normal Retirement Date, or sooner in accordance with
         Section 8.2, he may, on or after his fifty-fifth (55th) birthday, designate his spouse as his Provisional Payee and elect, subject to
         Section 7.11, to have his Accrued Retirement Income at the date of termination of his service actuarially adjusted to provide, at his option, in the event of the commencement of payment prior to his Normal Retirement Date either:

                  (a) a reduced amount payable to him for his lifetime with the provision that such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee; or

                  (b) a reduced amount payable to him for his lifetime with the provision that one-half (1/2) of such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee; or

                  (c) a reduced amount payable to him for his lifetime with the provision that such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee, or, if such Provisional Payee predeceases the former Employee, the former Employee's Retirement Income automatically increases to a monthly amount equal to the Retirement Income which would be payable to him had he not elected the form of benefit described in this Section 7.6(c) and instead had elected the single life annuity form of benefit; or

                  (d) a reduced amount payable to him for his lifetime with the provision that one-half (1/2) of such reduced amount will be continued after his death to his spouse as Provisional Payee until the death of such Provisional Payee, or, if such Provisional Payee predeceases the former Employee, the former Employee's Retirement Income automatically increases to a monthly amount equal to the Retirement Income which would be payable to him had he not elected the form of benefit described in this Section 7.6(d) and instead had elected the single life annuity form of benefit.

                  Subject to Section 7.10(d), a former Employee's election and designation of his Provisional Payee made in accordance with this
         Section 7.6 shall be in writing on a prescribed form delivered to the Retirement Board (or its delegee) and shall become effective not sooner than the date received or the former Employee's fifty-fifth (55th) birthday, whichever is later, nor later than the date of commencement of payment in accordance with this Section 7.6. Notwithstanding the preceding sentence, an election under Section 7.6(c) or (d) is subject to Section 7.11, must be in the form of a written Qualified Election, and shall not become effective until commencement of Retirement Income payments under the Plan.

                  If the former Employee dies prior to his Normal Retirement Date but after the effective date of his Provisional Payee designation, there will be payable to his Provisional Payee for life commencing on the first day of the calendar month after the former Employee's death Retirement Income in a reduced amount in accordance with the former Employee's election of payments to be made to his Provisional Payee after the death of the former Employee under paragraph (a), (b), (c), or (d), as the case may be, of this Section 7.6. Notwithstanding the preceding sentence, an election under Section 7.6(c) or (d) is subject to Section 7.11, must be in the form of a written Qualified Election, and shall not become effective until commencement of Retirement Income payments under the Plan. However, if prior to the former Employee's death, the Retirement Board (or its delegee) has not received such election, payment of a reduced amount of Retirement Income will be made in accordance with paragraph (b) of this Section 7.6 to his surviving spouse to whom he is married at the time of his death, unless (1) at the time of his death there is in effect a Qualified Election by the former Employee that reduced Retirement Income shall not be paid to his surviving spouse in accordance with this Section 7.6 should he die between his fifty-fifth (55th) birthday and his Normal Retirement Date without having elected that payment be made to a Provisional Payee and
         (2) at least 180 days prior to his fifty-fifth (55th) birthday a written explanation is provided to the former Employee of: (A) the terms and conditions of the Retirement Income payable to his Provisional Payee as provided in this Section 7.6; (B) the former Employee's right to make, and the effect of, an election to waive the payment of Retirement Income to his Provisional Payee; (C) the rights of a former Employee's spouse; and (D) the right to make, and the effect of, a revocation of a previous election to waive the payment of Retirement Income to his Provisional Payee.

                  If the former Employee is entitled to receive payment of Retirement Income in accordance with Section 8.2 after his fifty-fifth
         (55th) birthday and prior to his Normal Retirement Date and elects to do so, a reduced amount of Retirement Income determined in accordance with this Section 7.6, subject to Section 7.11, based upon his Accrued Retirement Income at the date of termination of his service (actuarially reduced in accordance with Section 8.2) will be payable to him commencing on the date on which payments commence prior to Normal Retirement Date in accordance with Section 8.2 with payments in the same or reduced amount to be continued to his Provisional Payee for life after the former Employee's death in accordance with his election under paragraph (a), (b), (c), or (d), as the case may be, of this
         Section 7.6. However, if the former Employee is married and he has not designated a Provisional Payee in respect of payments to commence to him prior to his Normal Retirement Date or elected that payment be made to him in the mode of a single life annuity pursuant to a Qualified Election, he shall be deemed to have designated a Provisional Payee pursuant to this Section 7.6 and thereby specified that a reduced Retirement Income shall be paid to him during his lifetime as provided in paragraph (b) of this Section 7.6 and continued after his death to his Provisional Payee as provided in paragraph (b) of this Section 7.6.

                  If the former Employee is alive on his Normal Retirement Date and is married and payment of Retirement Income has not sooner commenced, the provisions of Section 7.5 shall be applicable to the payment of his Retirement Income, unless he shall elect, subject to
         Section 7.11, at his Normal Retirement Date to receive payment of his Retirement Income pursuant to Section 7.1(a), (b), (c), or (d). However, if an election and designation in accordance with this Section
         7.6 was in effect prior to his Normal Retirement Date, the former Employee's Accrued Retirement Income at his Normal Retirement Date shall be actuarially adjusted for the period the election and designation was in effect.

                  7.7 Death benefit for Provisional Payee of former Employee. If an Employee, whose service with the Employer terminates on or after January 1, 1989, shall die after such termination of employment, and prior to his death (a) shall have not attained his fifty-fifth (55th) birthday, (b) shall have completed at least five (5) Vesting Years of Service, and (c) shall be survived by his spouse to whom he shall be married at his death, then there shall be payable to his surviving spouse (whom he shall be deemed to have designated as his Provisional Payee) Retirement Income determined in accordance with this Section
         7.7. Such Retirement Income shall be equal to one-half of the reduced amount, as actuarially adjusted to provide for the payment of such Retirement Income beginning as of the first day of the month following the date on which such deceased former Employee would have attained his fifty-fifth (55th) birthday and to provide for the determination of such Retirement Income on a joint and fifty percent (50%) survivor basis of the former Employee's Accrued Retirement Income, determined on the basis of his Accredited Service to the date of his death. Subject to Section 7.10(b) and (c), the Provisional Payee shall be eligible to commence receipt of such Retirement Income on the first day of the month following the date on which the former Employee would have attained his fifty-fifth (55th) birthday if he were still alive, or the first day of any subsequent month preceding what would have been the former Employee's Normal Retirement Date, and shall cease with the last payment preceding the death of his Provisional Payee. In any event, the Provisional Payee shall commence receipt of such Retirement Income no later than what would have been the former Employee's Normal Retirement Date.

               7.8 Limitations on Employee's and Provisional Payee's benefits.

                  (a) With respect to an Employee who does not elect a single life annuity, the limitation on benefits imposed under Article VI shall be applied as if such Employee had elected a benefit in the form of a single life annuity.

                  (b) With respect to a Provisional Payee, the limitations on benefits imposed under Article VI shall be applied consistent with paragraph (a) above prorated to provide a limitation equal to or one-half of the Employee's limitation as appropriate in accordance with annuity form of benefit elected by the Employee.

                  7.9 Effect of election under Article VII. An election of payment or a deemed election of payment in accordance with this Article VII shall be in lieu of any other form or method of payment of Retirement Income.

               7.10 Effects of change in retirement at Early Retirement Date.

                  (a) Notwithstanding any other provision of this Article VII with the exception of paragraphs one and two of Section 7.4(c), with respect to Employees who have an Hour of Service on or after January 1, 1996 and who (1) are not covered by the terms of a collective bargaining agreement or (2) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and the Employer have mutually agreed to participation in the Plan as amended, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)."

                  (b) Notwithstanding Sections 7.4 and 7.7 and subject to paragraph (a) above, if an Employee who has an Hour of Service on or after January 1, 1996 and who (1) is not covered by the terms of a collective bargaining agreement or (2) is covered by the terms of a collective bargaining agreement but where the bargaining unit representative and the Employer have mutually agreed to participation in the Plan as amended and (3) dies after attaining his fiftieth (50th) birthday but before attaining his fifty-fifth (55th) birthday, his Provisional Payee shall commence receipt of Retirement Income on or after January 1, 1997, provided the Employee's Provisional Payee is alive and proof of the Employee's death satisfactory to the Retirement Board (or its delegee) is received. Notwithstanding the preceding sentence, with respect to Section 7.7, the Provisional Payee may elect to defer receipt of Retirement Income to the first day of any month following the date the Employee would have attained his fiftieth (50th) birthday but not beyond what would have been such Employee's Normal Retirement Date.

                  (c) Subject to the provisions of paragraph (a) above except for the requirement that an Employee have an Hour of Service on or after January 1, 1996, the Provisional Payee of any Employee described in the third paragraph of Section 7.4(c) or in Section 7.7 who (1) is not covered by the terms of a collective bargaining agreement or (2) is covered by the terms of a collective bargaining agreement but where the bargaining unit representative and the Employer have mutually agreed to participation in the Plan as amended shall commence receipt of Retirement Income upon the later of the first day of the month after the Employee would have attained his fiftieth (50th) birthday or January 1, 1997. For purposes of the preceding sentence only, the requirement in Section 7.7 that a former Employee terminate service with the Employer on or after January 1, 1989 should be disregarded to allow the Provisional Payee of any former Employee to be eligible to commence receipt of Retirement Income as provided in such sentence.

                  (d) For Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and the Employer have mutually agreed to participation in the Plan as amended and (c) have not attained their fifty-fifth
         (55th) birthday by December 31, 1996, notwithstanding Section 7.2, with respect to an election to receive a form of benefit described in Sections 7.1(a) and 7.6(a), such election will be effective not sooner than the date received by the Retirement Board (or its delegee) or January 1, 1997, whichever is later, nor later than the date of commencement of payments in accordance with this Article VII.

                  7.11 Commencement of new optional forms of payment. The options for payment described in Sections 7.1(c) and (d) and Sections 7.6(c) and (d) may be elected only for payments that commence on or after October 1, 1996 and only for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and the Employer have mutually agreed to participation in the Plan as amended.

                  7.12     Special form of benefit for former Employees.

                  (a) With respect to any Employee who has an Hour of Service on or after January 1, 1996 and who (1) is not covered by the terms of a collective bargaining agreement or (2) is covered by the terms of a collective bargaining agreement but where the bargaining unit representative and the Employer have mutually agreed to participation in the Plan as amended (3) terminates employment with the Employer in 1996 and (4) has attained his fiftieth (50th) birthday but not his fifty-fifth (55th) birthday as of his termination of employment, such Employee shall be eligible to elect the special form of benefit described in the next following paragraph which election must be made in the form of a written Qualified Election.

                  (b) This special form of benefit shall only commence on January 1, 1997 and shall be comprised of two components consisting of a lump sum and a single life annuity as described in paragraphs (1) and
         (2) below.

                    (1) Annuity Component: A reduced amount of Retirement Income payable to the former Employee for his lifetime determined as if he had elected to retire as of the first of the month following the date such former Employee terminated from employment.

                    (2) Lump Sum Component: A lump sum payment equal to the difference between paragraphs (A) and (B) below:

                                    (A)     the lump sum amount which is the
                                            Actuarial Equivalent of a single
                                            life annuity payable to the former
                                            Employee determined as if the former
                                            Employee had elected such single
                                            life annuity to commence as of
                                            January 1, 1997, and

                                    (B)     the lump sum amount which is the
                                            Actuarial Equivalent of the payment
                                            described in paragraph (1) above.

                    (3) With respect to paragraph (1) above, if the annuity component is payable to the former Employee for his lifetime, he may elect to have his Retirement Income adjusted upwards in an amount which will make his Retirement Income payable up to age sixty-five (65)
                         equal, as nearly as may be, to the amount of his Federal primary Social Security benefit (primary old age insurance benefit) estimated to become payable after age sixty-five (65), computed as of the first of the month following the date the former Employee terminated employment, plus a reduced amount, if any, of Retirement Income actuarially determined to be payable after age sixty-five (65). The Federal primary Social Security benefit used in calculating the former Employee's Retirement Income payable under the Plan shall be determined by using the salary history of the former Employee during his employment with the Employer, or any Affiliated Employer, as calculated in accordance with Section 5.4.

                  (c) Notwithstanding paragraph (b) above, with respect to this form of benefit, a former Employee may elect, in lieu of receiving the annuity component as a single life annuity, to receive his benefit in a manner similar to the forms of payment described in Section 7.1(a),
         (b), (c), or (d). If one of these alternatives is elected, the annuity and lump sum component will be adjusted as follows:

                (1)      Alternative 1

                    (A)  Annuity  Component:  The form of payment  described  in
                         Section 7.1(a) but which is calculated based on eighty percent (80%) of the single life annuity provided in paragraph (b)(1) above.

                    (B) Lump Sum Component: A lump sum equal to eighty percent (80%) of the amount provided in paragraph (b)(2) above.

                (2)      Alternative 2

                    (A)  Annuity  Component:  The form of payment  described  in
                         Section 7.1(b) but which is calculated based on ninety percent (90%) of the single life annuity provided in paragraph (b)(1) above.

                    (B) Lump Sum Component: A lump sum equal to ninety percent (90%) of the amount provided in paragraph (b)(2) above.

                (3)      Alternative 3

                    (A)  Annuity  Component:  The form of payment  described  in
                         Section 7.1(c) but which is calculated based on seventy-five percent (75%) of the single life annuity provided in paragraph (b)(1) above.

                    (B) Lump Sum Component: A lump sum equal to seventy-five percent (75%) of the amount provided in paragraph
                         (b)(2) above.

                (4)      Alternative 4

                    (A)  Annuity  Component:  The form of payment  described  in
                         Section 7.1(d) but which is calculated based on eighty-eight percent (88%) of the single life annuity provided in paragraph (b)(1) above.

                    (B) Lump Sum Component: A lump sum equal to eighty-eight percent (88%) of the amount provided in paragraph
                         (b)(2) above.

                                      XIV.

         Section 8.2 should be deleted in its entirety and replaced with the following:

                  8.2 Early distribution of vested benefit. If an Employee terminates from service before his fifty-fifth (55th) birthday and is entitled to receive in accordance with Section 8.1 Retirement Income commencing at his Normal Retirement Date and at the time his service terminated he had at least ten (10) Years of Accredited Service, he may, in lieu of receiving payment of such Retirement Income commencing at Normal Retirement Date, elect to receive such Retirement Income commencing as of the first day of any month after his fifty-fifth
         (55th) birthday but preceding his Normal Retirement Date in an amount equal to his Accrued Retirement Income at the date of termination of his service actuarially reduced in accordance with reasonable actuarial assumptions adopted by the Retirement Board. An election pursuant to this Section 8.2 to have Retirement Income commence prior to Normal Retirement Date shall be made on a prescribed form and shall be filed with the Retirement Board (or its delegee) at least thirty (30) days before Retirement Income is to commence.

                  Effective for Employees who have an Hour of Service on or after January 1, 1996 and who (a) are not covered by the terms of a collective bargaining agreement or (b) are covered by the terms of a collective bargaining agreement but where the bargaining unit representative and the Employer have mutually agreed to participation in the Plan as amended, the term "fiftieth (50th)" shall replace "fifty-fifth (55th)" in the preceding paragraph. If any such Employee commences receipt of his Retirement Income after attaining age fifty
         (50) but before attaining age fifty-five (55), the Employee's Retirement Income shall be determined as in the preceding paragraph including an additional reduction of one-third of one percent (0.33%) for each calendar month by which the commencement date precedes the first day of the month following such Employee's attainment of his fifty-fifth (55th) birthday.

                                       XV.

         Section 8.4 should be deleted in its entirety and replaced with the following:

                  8.4 Cash-out and buy-back. (a) Notwithstanding any other provision of this Plan, if the present value of Accrued Retirement Income of an Employee whose service terminates for any reason other than transfer to an Affiliated Employer under Section 4.6, or retirement under Article III, is not more than $3,500 (or such greater amount as permitted by the regulations prescribed by the Secretary of the Treasury), the Employer shall direct that such present value of the Employee's Accrued Retirement Income be paid in a lump sum, in cash, to such terminated Employee. The present value of the Accrued Retirement Income shall be calculated as of the date of distribution of the lump sum applying the Applicable Interest Rate as defined in Section 8.5(e) in effect on the first day of the Plan Year of distribution or in accordance with Section 8.5(g), as applicable. For purposes of this
         Section 8.4, if the present value of the Employee's vested Accrued Retirement Income is zero, the Employee shall be deemed to have received a distribution of such vested Retirement Income.

                  (b) If such terminated Employee is subsequently reemployed and becomes covered under this Plan, the calculation of his Accrued Retirement Income shall be without regard to his years of Accredited Service prior to any One-Year Breaks in Service, unless the amount of such payment is repaid to the Trust, plus interest at the rate determined under Section 411(c)(2)(C) of the Code. If such amount (plus interest) is repaid, the Employee's Retirement Income shall be calculated based on his years of Accredited Service before and after any One-Year Breaks in Service. Any repayment of a cash-out made pursuant to this Section 8.4 shall be made before the earlier of (a) five (5) years after the date on which the Employee is reemployed by the Employer or an Affiliated Employer, or (b) the close of the first period of five (5) consecutive One-Year Breaks in Service commencing after the distribution. If an Employee has been deemed to receive a distribution in accordance with paragraph (a) and is then reemployed, upon such reemployment, the amount of the deemed distribution shall be restored to the Employee.

                  (c) Notwithstanding paragraph (b) above, effective on or after July 15, 1996, a terminated Employee who has been paid a lump sum of the present value of his Accrued Retirement Income in accordance with paragraph (a) above shall not be entitled to repay this amount to the Trust. If such terminated Employee is subsequently reemployed and attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any reason subject to the requirements of Section 8.1 or 8.2, the Employee shall receive Retirement Income based on all Accredited Service, including Accredited Service earned prior to reemployment, but reduced by the Actuarial Equivalent of the lump sum payment made in accordance with paragraph
         (a).

                                      XVI.

         Section 8.5 should be amended by adding the following new paragraph (g) to the end thereof:

                  (g) Notwithstanding paragraph (c) and (e) above, effective for Employees who will commence receipt of their Retirement Income on or after October 1, 1996, the present value of such Employee's vested Accrued Retirement Income under Section 8.4 shall be calculated by using the annual rate of interest on 30-year Treasury securities for the month of November in the Plan Year which precedes the Plan Year in which such present value is determined and by using the prevailing commissioners' standard table used to determine reserves for group annuity contracts in effect on the date as of which the present value is being determined.

                                      XVII.

         Section 8.7 should be amended by deleting the first paragraph in its entirety and replacing it with the following:

                  8.7 Requirement for Direct Rollovers. This Section 8.7 applies to distributions made from the Plan on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article VIII, a Distributee may elect on a prescribed form to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                                     XVIII.

         Section 10.2 should be amended by deleting the second paragraph in its entirety and replacing it with the following:

                  The members of the Retirement Board shall elect a Chairman from their number, and a Secretary who may be but need not be one of the members of the Retirement Board, and shall designate an actuary to act in actuarial matters relating to the Plan. They may appoint from their number such committees with such powers as they shall determine, may authorize one or more of their number or any agent to make any payment in their behalf, or to execute or deliver any instrument except that a requisition for funds from the Trustee shall be signed by two
         (2) members of the Retirement Board unless the Retirement Board determines in writing to delegate such requisition authority.

                                      XIX.

         Section 10.3 should be amended by deleting the last paragraph in its entirety and replacing it with the following:

                  Any action by the Retirement Board under this Section 10.3 shall be binding and conclusive. To the extent that the Retirement Board delegates any of the foregoing duties or functions to another party, the Retirement Board retains the ultimate authority to act in accordance with this Section 10.3.

                                       XX.

         Section 16.1(a) should be deleted in its entirety and replaced with the following:

                  (a) "Pensioned Employee" means a former Employee of the Employer who is eligible, or becomes eligible pursuant to Section 3.2 as amended, to receive Retirement Income after his retirement at his Early Retirement Date and prior to attainment of his Normal Retirement Date, pursuant to the terms of the Plan, and who was insured, or is deemed to be insured by the Retirement Board, under the Employer's program of medical insurance benefits on the last day prior to his retirement. The term "Pensioned Employee" shall not include (1) any former Employee who terminated his service with the Employer prior to his Early Retirement Date and who is entitled to Retirement Income under Section 8.1 or 8.2 of the Plan or, effective January 1, 1991, (2) a Key Employee, as defined in Section 14.6(g), or (3) any Pensioned Employee of an Employer that has adopted the Plan pursuant to Section
         14.1 hereof but does not provide medical benefits to its Pensioned Employees.

                                      XXI.

         Section 16.2(b) should be deleted in its entirety and replaced with the following:

                  (b) If the required contributions for coverage of a covered individual have been paid in advance in accordance with Article XVI, the Employer's coverage of a Pensioned Employee and his Dependents who were continuously covered, or deemed to be continuously covered by the Retirement Board, under a prior medical plan maintained by the Employer on December 31, 1989 or the day before the retirement of a Pensioned Employee, shall continue under Article XVI commencing with such effective date, subject to any waiting periods. Application for such prior medical plan shall be deemed to be application for coverage under
         Article XVI.

         IN WITNESS WHEREOF, Alabama Power Company through its duly authorized officer, has adopted this Third Amendment to the Pension Plan for Employees of Alabama Power Company this ____ day of _________________, 1996, to be effective as stated herein.


                                                          ALABAMA POWER COMPANY

                                                          By: _________________

                                                          Title:_______________


ATTEST:

By:

Title:________________________

         [CORPORATE SEAL]